EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unless the context otherwise requires, the terms “Verint”, “we”, “us”, and “our” in these unaudited pro forma condensed consolidated financial statements and notes thereto refer to Verint Systems Inc. and its consolidated subsidiaries.

On February 1, 2021 (the “Separation Date”), Verint (the “Company”) completed the previously announced separation of its Cyber Intelligence Solutions business (the “Business” or “Cognyte”), into a separate, independent publicly traded company, Cognyte Software Ltd. (NASDAQ: CGNT). This separation was completed by means of a distribution in which each holder of Verint’s common stock, par value $0.001 per share, received one share of Cognyte’s common stock, no par value, for every share of common stock of Verint held of record as of the close of business on January 25, 2021 (the “Record Date”). After the distribution, the Company does not beneficially own any shares of common stock in Cognyte and will no longer consolidate Cognyte into its financial results for periods ending after January 31, 2021 (the entire transaction being referred to as the “Separation”).

The unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical consolidated financial statements and give effect to the Separation. The unaudited pro forma condensed consolidated statements of operations reflect the Company’s results as if the Separation and related transactions had occurred as of February 1, 2017. The unaudited pro forma condensed consolidated balance sheet as of October 31, 2020 reflects the Company’s financial position as if the Separation had occurred on October 31, 2020. After the date of the Separation, the historical financial results of Cognyte will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods presented through the Separation Date.

The unaudited pro forma condensed consolidated financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation and related transactions been completed on the dates assumed. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical consolidated financial statements and accompanying notes.

The pro forma adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and best reflect the Separation and Verint’s financial condition and results of operations as if it was a stand-alone entity in accordance with GAAP. The unaudited pro forma condensed consolidated statements of operations for the nine months ended October 31, 2020 and years ended January 31, 2020, January 31, 2019, and January 31, 2018 include corporate overhead costs previously allocated to the historical combined statements of operations of Cognyte that do not meet the definition of expenses related to discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”). A significant portion of these corporate overhead costs relate to executive management, finance, legal, information technology, and other shared services functions and are reflected in Verint’s pro forma income (loss) from continuing operations. The pro forma adjustments represent our best estimates based on information currently available and may differ from those that will be calculated to report Cognyte as discontinued operations in our future filings.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the Separation.

VERINT SYSTEMS INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

October 31, 2020

(in thousands)	Historical Consolidated	Cognyte Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Verint
Assets
Current Assets:
Cash and cash equivalents	$526,815	$(217,883)	$153,654	(b)	$470,029
			7,443	(c)
Restricted cash and cash equivalents, and restricted bank time deposits	24,223	(24,214)	—		9
Short-term investments	104,454	(11,762)	—		92,692
Accounts receivable, net of allowance for doubtful accounts	346,565	(181,111)	—		165,454
Contract assets, net	63,095	(28,676)	—		34,419
Receivable from Cognyte	—	—	35,000	(d)	35,000
Inventories	21,748	(15,272)	—		6,476
Prepaid expenses and other current assets	68,800	(33,470)	—		35,330

Total current assets	1,155,700	(512,388)	196,097		839,409

Property and equipment, net	108,578	(39,474)	—		69,104
Operating lease right-of-use assets	90,446	(28,923)	—		61,523
Goodwill	1,464,451	(157,896)	—		1,306,555
Intangible assets, net	159,120	(6,181)	—		152,939
Other assets	146,388	(52,921)	2,363	(e)	95,830

Total assets	$3,124,683	$(797,783)	$198,460		$2,525,360

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$66,807	$(30,253)	$—		$36,554
Accrued expenses and other current liabilities	246,949	(85,626)	31,527	(f)	198,518
			418	(c)
			5,250	(d)
Current maturities of long-term debt	383,449	—	—		383,449
Contract liabilities	334,843	(127,531)	—		207,312
Current maturities of note to parent	—	(7,025)	7,025	(c)	—

Total current liabilities	1,032,048	(250,435)	44,220		825,833

Long-term debt	403,292	—	—		403,292
Long-term contract liabilities	39,810	(22,040)	—		17,770
Operating lease liabilities	80,040	(20,256)	—		59,784
Other liabilities	98,016	(17,400)	(5,250)	(d)	75,366

Total liabilities	1,653,206	(310,131)	38,970		1,382,045

Preferred Stock	200,628	—	—		200,628

Commitments and Contingencies
Stockholders’ Equity:
Common stock	70	—	—		70
Additional paid-in capital/Net parent investment in Cognyte	1,717,384	(488,425)	153,654	(b)	1,419,976
			35,000	(d)
			2,363	(e)
Treasury stock	(208,124)	—	—		(208,124)
Accumulated deficit	(93,875)	—	(31,527)	(f)	(125,402)
Accumulated other comprehensive loss	(162,806)	16,403	—		(146,403)

Total Verint Systems Inc. stockholders’ equity	1,252,649	(472,022)	159,490		940,117
Noncontrolling interest	18,200	(15,630)	—		2,570

Total stockholders’ equity	1,270,849	(487,652)	159,490		942,687

Total liabilities, preferred stock and stockholders’ equity	$3,124,683	$(797,783)	$198,460		$2,525,360

See notes to unaudited pro forma condensed consolidated financial statements.

VERINT SYSTEMS INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended October 31, 2020

(in thousands, except per share data)	Historical Consolidated	Cognyte Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Verint
Revenue:
Product	$279,225	$(145,141)	$—		$134,084
Service and support	645,380	(174,297)	—		471,083

Total revenue	924,605	(319,438)	—		605,167

Cost of revenue:
Product	67,938	(43,063)	1,722	(g)	26,597
Service and support	222,383	(51,475)	1,653	(g)	172,561
Amortization of acquired technology	13,307	(718)	—		12,589

Total cost of revenue	303,628	(95,256)	3,375		211,747

Gross profit	620,977	(224,182)	(3,375)		393,420

Operating expenses:
Research and development, net	175,375	(92,177)	12,727	(g)	95,803
			(122)	(i)
Selling, general and administrative	335,141	(113,230)	29,681	(g)	234,509
			(17,083)	(i)
Amortization of other acquired intangible assets	24,229	(913)	—		23,316

Total operating expenses	534,745	(206,320)	25,203		353,628

Operating income	86,232	(17,862)	(28,578)		39,792

Other income (expense), net:
Interest income	2,392	(1,175)	—		1,217
Interest expense	(30,692)	137	(118)	(j)	(30,673)
Other expense, net	(23,003)	(3,243)	160	(k)	(26,086)

Total other expense, net	(51,303)	(4,281)	42		(55,542)

Income (loss) from continuing operations before provision for income taxes	34,929	(22,143)	(28,536)		(15,750)
Provision for income taxes	16,490	(7,376)	508	(l)	9,622

Net income (loss) from continuing operations	18,439	(14,767)	(29,044)		(25,372)

Net income attributable to noncontrolling interest	5,784	(4,908)	—		876

Net income (loss) from continuing operations attributable to Verint Systems Inc.	12,655	(9,859)	(29,044)		(26,248)
Dividends on preferred stock	(5,142)	—	—		(5,142)

Net income (loss) from continuing operations attributable to Verint Systems Inc. common shares	$7,513	$(9,859)	$(29,044)		$(31,390)

Net income (loss) from continuing operations per common share attributable to Verint Systems Inc.:
Basic	$0.12				$(0.48)

Diluted	$0.11				$(0.48)

Weighted-average common shares outstanding:
Basic	64,973				64,973

Diluted	66,000				64,973

See notes to unaudited pro forma condensed consolidated financial statements.

VERINT SYSTEMS INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended January 31, 2020

(in thousands, except per share data)	Historical Consolidated	Cognyte Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Verint
Revenue:
Product	$454,875	$(231,478)	$—		$223,397
Service and support	848,759	(225,631)	—		623,128

Total revenue	1,303,634	(457,109)	—		846,525

Cost of revenue:
Product	127,183	(88,098)	4,039	(g)	43,124
Service and support	312,599	(73,502)	2,045	(g)	241,142
Amortization of acquired technology	23,984	(2,405)	—		21,579

Total cost of revenue	463,766	(164,005)	6,084		305,845

Gross profit	839,868	(293,104)	(6,084)		540,680

Operating expenses:
Research and development, net	231,683	(111,297)	13,850	(g)	134,236
Selling, general and administrative	488,871	(153,901)	47,945	(g)	375,019
			(4,800)	(h)
			(3,096)	(i)
Amortization of other acquired intangible assets	31,458	(593)	—		30,865

Total operating expenses	752,012	(265,791)	53,899		540,120

Operating income	87,856	(27,313)	(59,983)		560

Other income (expense), net:
Interest income	5,620	(3,509)	—		2,111
Interest expense	(40,378)	481	(152)	(j)	(40,049)
Other income, net	205	404	248	(k)	857

Total other expense, net	(34,553)	(2,624)	96		(37,081)

Income (loss) from continuing operations before provision for income taxes	53,303	(29,937)	(59,887)		(36,521)
Provision for income taxes	17,620	(2,567)	(7,696)	(m)	7,357

Net income (loss) from continuing operations	35,683	(27,370)	(52,191)		(43,878)

Net income (loss) attributable to noncontrolling interest	6,999	(7,179)	—		(180)

Net income (loss) from continuing operations attributable to Verint Systems Inc.	$28,684	$(20,191)	$(52,191)		$(43,698)

Net income (loss) from continuing operations per common share attributable to Verint Systems Inc.:
Basic	$0.43				$(0.66)

Diluted	$0.43				$(0.66)

Weighted-average common shares outstanding:
Basic	66,129				66,129

Diluted	67,355				66,129

See notes to unaudited pro forma condensed consolidated financial statements.

VERINT SYSTEMS INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended January 31, 2019

(in thousands, except per share data)	Historical Consolidated	Cognyte Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Verint
Revenue:
Product	$454,650	$(232,929)	$—		$221,721
Service and support	775,097	(200,531)	—		574,566

Total revenue	1,229,747	(433,460)	—		796,287

Cost of revenue:
Product	129,922	(95,407)	1,432	(g)	35,947
Service and support	293,888	(73,949)	3,128	(g)	223,067
Amortization of acquired technology	25,403	(7,416)	—		17,987

Total cost of revenue	449,213	(176,772)	4,560		277,001

Gross profit	780,534	(256,688)	(4,560)		519,286

Operating expenses:
Research and development, net	209,106	(100,006)	13,853	(g)	122,953
Selling, general and administrative	426,183	(137,342)	41,120	(g)	329,961
Amortization of other acquired intangible assets	31,010	(651)	—		30,359

Total operating expenses	666,299	(237,999)	54,973		483,273

Operating income	114,235	(18,689)	(59,533)		36,013

Other income (expense), net:
Interest income	4,777	(3,165)	—		1,612
Interest expense	(37,344)	499	—		(36,845)
Other expense, net	(3,906)	1,414	—		(2,492)

Total other expense, net	(36,473)	(1,252)	—		(37,725)

Income (loss) from continuing operations before provision (benefit) for income taxes	77,762	(19,941)	(59,533)		(1,712)
Provision (benefit) for income taxes	7,542	(7,620)	(14,635)	(m)	(14,713)

Net income from continuing operations	70,220	(12,321)	(44,898)		13,001

Net income attributable to noncontrolling interest	4,229	(3,593)	—		636

Net income from continuing operations attributable to Verint Systems Inc.	$65,991	$(8,728)	$(44,898)		$12,365

Net income from continuing operations per common share attributable to Verint Systems Inc.:
Basic	$1.02				$0.19

Diluted	$1.00				$0.19

Weighted-average common shares outstanding:
Basic	64,913				64,913

Diluted	66,245				66,245

See notes to unaudited pro forma condensed consolidated financial statements.

VERINT SYSTEMS INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended January 31, 2018

(in thousands, except per share data)	Historical Consolidated	Cognyte Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Verint
Revenue:
Product	$399,662	$(215,458)	$—		$184,204
Service and support	735,567	(179,705)	—		555,862

Total revenue	1,135,229	(395,163)	—		740,066

Cost of revenue:
Product	131,989	(95,929)	2,270	(g)	38,330
Service and support	276,582	(64,903)	2,060	(g)	213,739
Amortization of acquired technology	38,216	(16,000)	—		22,216

Total cost of revenue	446,787	(176,832)	4,330		274,285

Gross profit	688,442	(218,331)	(4,330)		465,781

Operating expenses:
Research and development, net	190,643	(92,286)	11,276	(g)	109,633
Selling, general and administrative	414,960	(137,855)	50,340	(g)	327,445
Amortization of other acquired intangible assets	34,209	(877)	—		33,332

Total operating expenses	639,812	(231,018)	61,616		470,410

Operating income (loss)	48,630	12,687	(65,946)		(4,629)

Other income (expense), net:
Interest income	2,477	(1,922)	—		555
Interest expense	(35,959)	305	—		(35,654)
Losses on early retirement of debt	(2,150)	—	—		(2,150)
Other income, net	5,902	(3,170)	—		2,732

Total other expense, net	(29,730)	(4,787)	—		(34,517)

Income (loss) from continuing operations before provision for income taxes	18,900	7,900	(65,946)		(39,146)
Provision for income taxes	22,354	338	(11,335)	(m)	11,357

Net loss from continuing operations	(3,454)	7,562	(54,611)		(50,503)

Net income attributable to noncontrolling interest	3,173	(2,907)	—		266

Net loss from continuing operations attributable to Verint Systems Inc.	$(6,627)	$10,469	$(54,611)		$(50,769)

Net loss from continuing operations per common share attributable to Verint Systems Inc.:
Basic	$(0.10)				$(0.80)

Diluted	$(0.10)				$(0.80)

Weighted-average common shares outstanding:
Basic	63,312				63,312

Diluted	63,312				63,312

See notes to unaudited pro forma condensed consolidated financial statements.

VERINT SYSTEMS INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NOTES TO UNAUDITED PRO FORMA ADJUSTMENTS

The adjustments included in the unaudited pro forma condensed consolidated financial statements are described below:

(a)	Reflects the operations, assets, liabilities and equity of Cognyte, which have been derived from Cognyte’s historical combined financial statements prepared on a “carve-out” basis of accounting.

(b)	Reflects an estimated cash payment which Cognyte will distribute to Verint in connection with the Separation.

(c)	Reflects the settlement of a loan balance between us and Cognyte as part of the Separation, including accrued interest.

(d)

Reflects a cash dividend from Cognyte to the Company that is expected to be paid in cash after the Separation during the three months ending April 30, 2021. The associated accrued withholding tax is reclassed from other liabilities and included in accrued expenses and other current liabilities.

(e)

Pursuant to the Tax Matters Agreement, Verint and Cognyte are responsible for any and all income taxes due with respect to their separate returns, except for the portion of taxes attributable to the other’s business. Cognyte has agreed to make payments to Verint or taxing authorities for these taxes, and in case of any adjustment pursuant to a determination with respect to any tax return filed by Verint attributable to Cognyte or other tax costs incurred by Verint in connection with transactions undertaken in anticipation of the spin as determined by Verint. For purposes of the pro forma financial statements, Verint has estimated that the payments will be $2.4 million; the associated asset is reflected in “Other assets” as of October 31, 2020.

(f)

We anticipate incurring additional costs of approximately $31.5 million subsequent to October 31, 2020 to complete the Separation. These costs primarily relate to investment banker fees, legal fees, third-party consulting and contractor fees, information technology costs and other costs directly related to the Separation. The unaudited pro forma condensed consolidated balance sheet as of October 31, 2020 has been adjusted to record estimated separation costs of $31.5 million in accrued expenses and other current liabilities, with a corresponding increase to accumulated deficit.

(g)

Represents general corporate overhead costs related to executive management, finance, legal, information technology, and other shared services functions that were historically allocated to Cognyte. These amounts exclude the incremental transaction costs allocated to Cognyte of $11.4 million and $2.2 million for the nine months ended October 31, 2020 and year ended January 31, 2020, respectively.

(h)

In connection with the Separation, the Company and Cognyte entered into a transition services agreement whereby the Company and Cognyte will provide certain post-closing services to each other on a transitional basis. As such, a pro forma adjustment has been recorded to selling, general and administrative expenses to reflect this contractual arrangement.

(i)

Represents the incremental transaction costs directly attributable to the disposition of Cognyte, which will be retrospectively reclassified to discontinued operations upon completion of the Separation.

(j)

Represents the elimination of net intercompany interest expense on the loan between Cognyte and Verint as reflected in Cognyte’s stand-alone combined financial statements and included in the Cognyte Separation column in the unaudited pro forma condensed consolidated statements of operations.

(k)	Represents the impact of an expected sublease agreement for office space between the Company and Cognyte in connection with the Separation.

(l)

The pro forma Verint provision for income taxes for the nine months ended October 31, 2020 is based on an allocation of the historical consolidated provision for income taxes. The pro forma Verint provision for income taxes has not been based on an estimated annual effective rate as this cannot be reliably estimated due to forecasted near breakeven income from operations and the relative impact of permanent book to tax differences (i.e. non-deductible expenses). A discrete calculation of the provision for income taxes has therefore been calculated for the nine months ended October 31, 2020 and the adjustment herein includes the amount required to calculate such pro forma provision for income taxes.

(m)	Reflects the income tax effects of pro forma adjustments notes (g) - (k) at the applicable statutory rates in effect in the respective tax jurisdictions during the periods presented.